UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934
Date of Report (Date of Earliest Event Reported)
March 2, 2010
General Growth Properties, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-11656	42-1283895
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
110 N. Wacker Drive, Chicago, Illinois 60606
(Address of principal executive offices) (Zip Code)
(312) 960-5000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE.
As previously reported, commencing on April 16, 2009, General Growth Properties, Inc. (the “Company”) and certain of the Company’s domestic subsidiaries (collectively, the “Debtors”) filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (“Chapter 11”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).
On March 2, 2010, the Debtors filed their monthly operating report for the month ended January 31, 2010 (the “Monthly Operating Report”) with the Bankruptcy Court. The Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This current report (including the exhibit hereto) shall not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.
The Monthly Operating Report is available electronically on the internet website of Debtors’ notice and claims agent at www.kccllc.net/generalgrowth.
Limitation on Incorporation by Reference
In accordance with General Instruction B.2 of Form 8-K, the information with respect to the Debtors in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Cautionary Statement Regarding Financial and Operating Data
The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Office of the United States Trustee, Region 2, and the Bankruptcy Court. The Monthly Operating Report was not audited or reviewed by independent accountants, is in a format prescribed by applicable bankruptcy laws and regulations, and is subject to future adjustment and reconciliation. A significant number of legal entities owned and controlled by GGP, and the related assets, liabilities and operating results of such entities, have been excluded from this Monthly Operating Report as such entities are operating outside of the provisions of Chapter 11. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. The Monthly Operating Report also contains information for periods that are shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act, and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act.

Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.
Cautionary Statement Regarding Forward-Looking Statements
This current report on Form 8-K and exhibit hereto contain forward-looking statements. Actual results may differ materially from the results suggested by these forward-looking statements, for a number of reasons, including, but not limited to, the impact of the Debtors’ bankruptcy filings, the Company’s ability to refinance, extend or repay its near and intermediate term debt, the Company’s substantial level of indebtedness and interest rates, retail and credit market conditions, impairments, land sales in the Master Planned Communities segment, the cost and success of development and re-development projects and the Company’s ability to successfully manage its strategic and financial review and its liquidity demands. Readers are referred to the documents filed by the Company with the Securities and Exchange Commission, which further identify the important risk factors that could cause actual results to differ materially from the forward-looking statements in this current report on Form 8-K and the exhibit hereto. The Company disclaims any obligations to update any forward-looking statements.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits

Exhibit No.	Description
99.1	Monthly Operating Report for the month ended January 31, 2010, filed with the United States Bankruptcy Court for the Southern District of New York.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL GROWTH PROPERTIES, INC.
	By:	/s/ Edmund Hoyt
Edmund Hoyt
Date: March 2, 2010		Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Name
99.1	Monthly Operating Report for the month ended January 31, 2010, filed with the United States Bankruptcy Court for the Southern District of New York.